EXHIBIT 99.1
                                 ------------

           Computational Materials prepared by Goldman, Sachs & Co.
               in connection with GSAA Home Equity Trust 2005-6,
                   Asset-Backed Certificates, Series 2005-6

       GSAA-05-06


       Asumptions:
       / /         One and Six month LIBOR remain constant at 20%
       / /         Prepayments at the Pricing Prepayment Assumption (15 CPB)
       / /         Bonds pay on the 25th
       / /         Actual/360
       / /         April 01,2005 Balance rolled forward at 6 CPR, notional to all bond balances

Settlement
    5/27/2005
-----------------------------------------
                              Effective
              Distribution    Available
   Period     Date            Funds Cap
-----------------------------------------
      1       25-Jun-05       10.00000       No securities are being offered by these summary materials. If the securities
      2       25-Jul-05        9.85170       described herein or other securities are ultimately offered, they will be offered
      3       25-Aug-05        9.81649       only pursuant to a definitive offering circular, and prospective investors who
      4       25-Sep-05        9.51119       consider purchasing any such securities should make their investment decision
      5       25-Oct-05        9.45646       based only upon the information provided therein and consultation with their own
      6       25-Nov-05        9.47187       advisers.  This material is for your private information and we are not soliciting
      7       25-Dec-05        9.44051       any action based upon it.  This material is not to be construed as an offer to
      8       25-Jan-06        9.38023       sell or the solicitation of any offer to buy any security in any jurisdiction where
      9       25-Feb-06        9.28954       such an offer or solicitation would be illegal.  This material is based on information
     10       25-Mar-06        9.17647       that we consider reliable, but we do not represent that it is accurate or complete and
     11       25-Apr-06        9.12524       it should not be relied upon as such.  By accepting this material the recipient agrees
     12       25-May-06        9.05939       that it will not distribute or provide the material to any other person.  The
     13       25-Jun-06        9.00284       information contained in this material may not pertain to any securities that will
     14       25-Jul-06        8.94537       actually be sold. The information contained in this material may be based on
     15       25-Aug-06        8.88407       assumptions regarding market conditions and other matters as reflected therein.  We
     16       25-Sep-06        8.82411       make no representations regarding the reasonableness of such assumptions or the
     17       25-Oct-06        8.77737       likelihood that any of such assumptions will coincide with actual market conditions
     18       25-Nov-06        8.71049       or events, and this material should not be relied upon for such purposes.  We and our
     19       25-Dec-06        8.67095       affiliates, officers, directors, partners and employees, including persons involved
     20       25-Jan-07        8.60347       in the preparation or issuance of this material may, from time to time, have long or
     21       25-Feb-07        8.54292       short positions in, and buy or sell, the securities mentioned herein or derivatives
     22       25-Mar-07        8.55345       thereof (including options).  Information contained in this material is current as
     23       25-Apr-07        8.46105       of the date appearing on this material only.  Information in this material regarding
     24       25-May-07        8.42845       the assets backing any securities discussed herein supersedes all prior information
     25       25-Jun-07        8.35901       regarding such assets.  Any information in the material, whether regarding the assets
     26       25-Jul-07        8.33143       backing any securities discussed herein or otherwise, will be superseded by the
     27       25-Aug-07        8.25291       information included in the final prospectus for any securities actually sold to you.
     28       25-Sep-07        8.18716       Goldman Sachs does not provide accounting, tax or legal advice.  Subject to
     29       25-Oct-07        8.16148       applicable law, you may disclose any and all aspects of any potential transaction or
     30       25-Nov-07        8.08343       structure described herein that any kind.
     31       25-Dec-07        8.07249
     32       25-Jan-08        7.99208
     33       25-Feb-08        7.94390
     34       25-Mar-08        7.97216
        ----------------
     35          Apr-08        7.23491
     36          May-08        7.06156
     37          Jun-08        7.15070
     38          Jul-08        7.07521




     39          Aug-08        7.16421
     40          Sep-08        7.14357
     41          Oct-08        6.73416
     42          Nov-08        6.83730
     43          Dec-08        6.73010
     44          Jan-09        6.83344
     45          Feb-09        6.83103
     46          Mar-09        6.48468
     47          Apr-09        6.81120
     48          May-09        6.66504
     49          Jun-09        6.75624
     50          Jul-09        6.63465
     51          Aug-09        6.71319
     52          Sep-09        6.69230
     53          Oct-09        6.58414
     54          Nov-09        6.65050
     55          Dec-09        6.55119
     56          Jan-10        6.60137
     57          Feb-10        6.54058
     58          Mar-10        6.16290
     59          Apr-10       10.46628
     60       25-May-10       29.98367
     61          Jun-10       30.77059
     62          Jul-10       33.87242
     63          Aug-10       35.10370
     64          Sep-10       37.82240
     65          Oct-10       42.41364
     66          Nov-10       44.92717
     67          Dec-10       51.34830
     68          Jan-11       55.67903
     69          Feb-11       63.42729
     70          Mar-11       81.75874
     71          Apr-11       88.60424
     72          May-11      114.82330
     73          Jun-11      149.68445
     74          Jul-11      238.65321
     75          Aug-11      513.80023
     76          Sep-11      N/A




Goldman Sachs                                   GSAA 05 06
==========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                                                                                Avg.
                                        Principal      Pct. Of Pool By     Weighted Avg.     Weighted Avg.    Principal
Current Rate    Number Of Loans         Balance        Principal Balance   Gross Coupon      Current FICO      Balance
--------------------------------------------------------------------------------------------------------------------------
4.50 & Below               3             $407,044            0.08%             4.403             668          $135,681
4.51 - 5.00               49           14,081,570            2.83              4.885             713           287,379
5.01 - 5.50              613          143,745,029           28.86              5.364             718           234,494
5.51 - 6.00              860          212,375,664           42.64              5.806             715           246,948
6.01 - 6.50              353           82,199,348           16.50              6.315             708           232,859
6.51 - 7.00              173           33,944,797            6.82              6.763             697           196,213
7.01 - 7.50               43            7,676,946            1.54              7.271             688           178,534
7.51 - 8.00               12            2,045,770            0.41              7.770             711           170,481
8.01 - 8.50               12            1,568,439            0.31              8.184             713           130,703
--------------------------------------------------------------------------------------------------------------------------
Total:                 2,118         $498,044,606          100.00%             5.838             713          $235,149
--------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------
                                                                          Pct.
                     Weighted Avg.     Weighted Avg.        Pct.          Owner
Current Rate         Original LTV      Combined LTV       Full Doc       Occupied
---------------------------------------------------------------------------------
4.50 & Below            64.83%            64.83%             0.00%        100.00%
4.51 - 5.00             71.46             77.78             47.99          87.54
5.01 - 5.50             74.94             83.17             47.46          84.75
5.51 - 6.00             76.16             85.41             36.40          78.10
6.01 - 6.50             78.70             88.01             26.75          73.67
6.51 - 7.00             80.43             92.26             36.05          68.57
7.01 - 7.50             80.74             93.02             29.04          68.51
7.51 - 8.00             79.44             99.72             14.66          79.86
8.01 - 8.50             80.77             96.29             39.87          59.53
---------------------------------------------------------------------------------
Total:                 76.48%            85.64%             38.08%         78.72%
---------------------------------------------------------------------------------



------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.


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                        May 13, 2005 11:45                         Page 1 of 1



Goldman Sachs                                   GSAA 05 06
==========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                                                                                Avg.
                                        Principal      Pct. Of Pool By     Weighted Avg.     Weighted Avg.    Principal
Current Rate    Number Of Loans         Balance        Principal Balance   Gross Coupon      Current FICO      Balance
--------------------------------------------------------------------------------------------------------------------------
4.51 - 5.00               56          $14,907,854            3.34%             4.922             701          $266,212
5.01 - 5.50              409          130,726,036           29.32              5.375             715           319,624
5.51 - 6.00              673          196,217,428           44.00              5.800             718           291,556
6.01 - 6.50              274           73,780,471           16.55              6.306             709           269,272
6.51 - 7.00              103           28,181,145            6.32              6.759             703           273,603
7.01 - 7.50                7            1,694,805            0.38              7.189             672           242,115
7.51 - 8.00                2              425,988            0.10              7.926             674           212,994
--------------------------------------------------------------------------------------------------------------------------
Total:                 1,524         $445,933,727          100.00%             5.798             714          $292,607
--------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------
                                                                          Pct.
                     Weighted Avg.     Weighted Avg.        Pct.          Owner
Current Rate         Original LTV      Combined LTV       Full Doc       Occupied
---------------------------------------------------------------------------------
4.51 - 5.00             76.86%            89.04%            44.67%         93.27%
5.01 - 5.50             77.64             90.01             19.30          93.33
5.51 - 6.00             77.66             90.53             18.75          82.74
6.01 - 6.50             78.76             90.67             14.17          77.49
6.51 - 7.00             79.46             90.84             18.80          57.52
7.01 - 7.50             81.02             88.41             45.21          32.47
7.51 - 8.00             82.19             82.19              0.00          40.88
---------------------------------------------------------------------------------
Total:                  77.94%            90.35%            19.11%         83.50%
---------------------------------------------------------------------------------




------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.


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                        May 13, 2005 11:44                         Page 1 of 1